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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 6, 1996 included in Lear Corporation's Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

                                          ARTHUR ANDERSEN LLP

Detroit, Michigan

  June 27, 1996